UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

Apple Green Holding, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-171891	27-3436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30, Jalan PJS 7/19, Bandar Sunway,

46150 Petaling Jaya,

Selangor, Malaysia

(Address of Principal Executive Offices)

Tel. +603 5636 1869

Fax +603 5636 1771

(Registrant’s telephone number, including area code)

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 11, 2014, Hee Chee Keong resigned from his position as the Chief Financial Officer of Apple Green Holding, Inc. (the “Company”). On the same day, the Board of Directors accepted Mr. Hee’s resignation and appointed Chean Yen Choy as the new Chief Financial Officer of the Company.

Set forth below is a brief biography of Mr. Chean Yen Choy:

Chean Yen Choy, age 32, is the Chief Financial Officer of the Company. He worked for Anuarul Azizan Chew Consulting Sdn Bhd, a Malaysian company, as Corporate Advisor from April 2006 to September 2008. From September 2008 to June 2012, he served as Corporate Finance Manager for PM Securities Sdn Bhd. From Jun 2012 to May 2014, he worked for Labuan Reinsurance (L) Lyd as a Fund Manager. Mr. Choy received his Honours Degree in Applied Accounting from the Oxford Brooke University of the United Kingdom.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 10, 2014, the Company, Apple Green International Limited, a corporation incorporated under the laws of Republic of Seychelles (“AGI”) and Apple Green Venture SND. BHD, a company incorporated under the laws of Malaysia and the former sole shareholder of AGI (“Shareholder”) executed a Securities Exchange Agreement (“Share Exchange Agreement”), whereby the Company acquired 100% of the outstanding equity interests of AGI (the “AGI Shares”) in consideration of the issuance of 389,800,000 shares of common stock of Company (the “Company’s Shares”) to the Shareholder (the “Transaction”). The Transaction was reported by the Company in the Form 8-K filed with the Securities and Exchange Commission as of January 16, 2014 and is incorporated by reference hereof.

On September 12, 2014, the Company, AGI, and Shareholder entered into a Mutual Rescission Agreement and General Release as of January 31, 2014 (the “Rescission Agreement”), according to which the Company, AGI, and Shareholder rescind and terminate the Share Exchange Agreement and related documents (collectively the “Transaction Documents”). According to the Rescission Agreement, all of the Company’s Shares owned by the Shareholder which are issued and outstanding immediately prior to January 31, 2014 shall be cancelled so that the Shareholder shall have no ownership interest in the Company’s Shares or any equity interests of the Company as of such date. The Rescission Agreement is annexed hereto as Exhibit 10.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Mutual Rescission Agreement and General Release, dated as of January 31, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014	Apple Green Holding, Inc.

	By:	/s/ Vincent Loy
Name: Vincent Loy
Title: Chief Executive Officer